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Exhibit 32.2

Eaton Corporation
Quarterly Report on Form 10-Q
Second Quarter 2004
Certification

This written statement is submitted in accordance with Section 906 of the Sarbanes-Oxley Act of 2002. It accompanies Eaton Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 ("10-Q Report").

I hereby certify that, based on my knowledge, the 10-Q Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C 78m), and information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of Eaton Corporation and its consolidated subsidiaries.

Date:  August 6, 2004                  /s/ Richard H. Fearon
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                                       Richard H. Fearon
                                       Executive Vice President -
                                       Chief Financial and Planning Officer


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